OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
            Supplement dated November 7, 1996 to the Prospectus
                          dated February 1, 1996

The Prospectus is amended as follows:

1. The two Supplements dated October 18, 1996 are replaced by this Supplement.

2. Effective October 10, 1996, the name of the Fund has been changed from "Oppenheimer Intermediate Tax-Exempt Fund" to "Oppenheimer Intermediate Municipal Fund" and all references to the name of the Fund on the front cover page and throughout the Prospectus are changed to reflect the new name.

3. Effective October 10, 1996, the name "Oppenheimer Tax-Exempt Fund" is changed to "Oppenheimer Municipal Fund" and all references to the name of the Fund on the front cover page and throughout the Prospectus are changed to reflect the new name.

4.   The first paragraph of the section captioned
     "Investment Objective and Policies - Investments in
     Taxable Securities and Temporary Defensive Investment
     Strategy" on page 12 is deleted and replaced with the following:

       Investments in Taxable Securities and Temporary Defensive Investment Strategy. Under normal market conditions, the Fund may invest up to 20% of its assets in taxable investments, including (i) certain "Temporary Investments" (described immediately below); (ii) hedging instruments (described in "Hedging," below); and (iii) repurchase agreements (explained below).

5. The second paragraph of the section captioned "How to Buy Shares - Buying Class A Shares - Class A Contingent Deferred Sales Charge" on page 27 is revised by deleting the second and third sentences of that paragraph and replacing them with the following sentences:

     "The Distributor pays dealers of record commissions on those non-retirement plan purchases in an amount equal to 1.0%. That commission will be paid only on the amount of those purchases that were not previously subject to a front-end sales charge and dealer commission."
                                                       (continued)

6.   The third paragraph of the section captioned "How to Buy
     Shares - Buying Class B Shares - Distribution and Service
     Plan for Class B Shares" on page 32 is revised by deleting the third sentence and replacing it with the following sentence:

       "The Distributor pays sales commissions of 2.75% of the purchase price to dealers from its own resources at the time of sale."

November 7, 1996                                       PS0860.005